--------------------------------------------------------------------------------
                                                                SPECIALTY EQUITY
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Alliance
Health Care Fund

Annual Report
June 30, 2000

                               [GRAPHIC OMITTED]

                       AllianceCapital [LOGO](R)
                       The Investment Professionals Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
August 3, 2000

Dear Shareholder:

This report provides you with the performance and market activity for Alliance Health Care Fund (the "Fund") for the annual reporting period ended June 30, 2000.

Investment Objectives and Policies

Alliance Health Care Fund is an open end fund that seeks capital appreciation, and secondarily, current income. The Fund invests in securities issued by companies principally engaged in health care and health care-related industries. The Fund looks to benefit from capital appreciation opportunities in emerging technologies and services in health care industries by investing in companies which are expected to profit from the development of new products and services for these industries. The Fund invests primarily in the equity securities of U.S. companies and may invest in up to 40% of its total assets in foreign securities.

Investment Results

The following table provides performance data for the Fund and its benchmarks as represented by the Standard & Poor's ("S&P") 500 Stock Index and the S&P Healthcare Sector Composite for the six-month and since inception periods ended June 1 30, 2000.

INVESTMENT RESULTS*
Periods Ended June 30, 2000

                    ------------------------
                          Total Returns
                    ------------------------
                                       Since
                    6 Months       Inception**
--------------------------------------------
Alliance Health
Care Fund
  Class A            20.51%           24.00%
--------------------------------------------
  Class B            20.18%           23.30%
--------------------------------------------
  Class C            20.06%           23.30%
--------------------------------------------
S&P 500
Stock Index          -0.43%           11.25%
--------------------------------------------
S&P
Healthcare
Sector
Composite            23.70%           16.62%
--------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value of each class of shares as of June 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The S&P 500 Stock Index is an unmanaged index of 500 U.S. companies and is a common measure of the performance for the overall U.S. stock market. The


--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      unmanaged S&P Healthcare Sector Composite is a capitalization-weighted index of all of the stocks in the S&P 500 Stock Index that are involved in the business of health care related products or services. An investor cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including Alliance Health Care Fund.

** The Fund's since inception return is from 8/27/99. The benchmark since inception returns are from 8/31/99 to 6/30/00.

      Additional investment results appear on pages 5-7.

For the six-month and since inception periods ended June 30, 2000, the Fund significantly outperformed the S&P 500 Stock Index and the S&P Healthcare Sector Composite.

In early March, we shifted a significant portion of our biotechnology holdings into the drug sector. This was done in time to benefit from the strong recovery in the drug sector throughout the remainder of the period and enabled the Fund to avoid the damage resulting from the sharp decline in the biotechnology sector. During the month of May, we thought that biotechnology stock valuations were again becoming attractive, therefore, we shifted a portion of the Fund back into that sector.

Market Overview

Drug stocks were extremely weak during 1999 and early 2000. Many market commentators attributed this poor performance to the political rhetoric surrounding a potential adoption of a drug benefit for the Medicare program in the U.S. However, we believe this weakness was due to macroeconomic factors. The rapid growth in corporate profits attracted investors to technology and economically sensitive companies at the expense of stable growth stocks. With economic growth appearing to be on the verge of slowing, investors have now focused on predictable growers. Since early March, drugs and other stable growers have greatly outperformed the overall market.

Within the biotechnology sector, we have focused on companies leading the genomics revolution. We believe genomics, the study of genes, will in-


--------------------------------------------------------------------------------
2 o ALLIANCE HEALTH CARE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

crease our understanding of proteins. We believe this will in turn greatly increase the number of drug targets with which to develop drug candidates to attack disease processes. The result should be the filling of drug company pipelines with genomic based drugs which treat disease more effectively. In essence, we see the framework for an increase in research productivity in the coming years.

Recently, investors have become concerned about the Medicine Equity and Drug Safety Act of 2000, sponsored by Senator James Jeffords (Republican, VT) which passed in the Senate as an amendment to the Agricultural Appropriations Bill. This Amendment would allow the importation of cheaper drugs from outside the U.S. if they were made in a Food and Drug Administration ("FDA") approved facility. A different version of drug reimportation was passed in the House, and these two versions have now gone to the Conference Committee. We do not believe legislation would have a negative impact on drug industry fundamentals because of the following three practical roadblocks:

1.) For the legislation to operate, the Secretary of Health and Human Services
(HHS) would have to issue one-time certification that this legislation would not increase medical risks to patients. Such a certification is unlikely and could take 18 to 24 months to obtain. In any case, the FDA has already stated that it believes medical risks would increase.

2.) Significant savings achieved from purchasing lower priced drugs overseas would be required to be passed on to the ultimate consumer. The legislation proposed does not explain how this would be achieved.

3.) Under the proposed legislation, importers of these drugs (wholesalers or pharmacists) would have to test drug lots for authenticity. Such testing is expensive, beyond the technical capabilities of most interested parties, would expose importers to potential liability, and would require the divulgence of propriety information now held only by the FDA and the drug companies. This last condition would well lead to litigation on the part of drug manufacturers who want to protect propriety information.


--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

--------------------------------------------------------------------------------

[PHOTO OMITTED]  John D. Carifa

[PHOTO OMITTED]  Norman M. Fidel

Portfolio Manager, Norman Fidel, has over 31 years of investment experience.

--------------------------------------------------------------------------------

Market Outlook

Looking ahead, the market is broadening out. Investors' fixation on technology and biotechnology stocks is giving way to appreciation for neglected stocks with good underlying fundamentals and improving performance. Alliance Health Care Fund is well positioned to capture the strong fundamentals of the health care industry.

Thank you for your support.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Norman M. Fidel

Norman M. Fidel
Senior Vice President


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4 o ALLIANCE HEALTH CARE FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE HEALTHCARE FUND
GROWTH OF A $10,000 INVESTMENT
8/31/99* TO 6/30/00

  [The following was represented by a mountain chart in the printed material.]

                              <PLOT POINTS TO COME>

Alliance Health Care Fund Class A: $11,958

S&P Healthcare Sector Composite: $11,662

S&P 500 Stock Index: $11,125

This chart illustrates the total value of an assumed $10,000 investment in Alliance Health Care Fund Class A shares (from 8/31/99 to 6/30/00) as compared to the performance of appropriate indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The S&P 500 Stock Index is an unmanaged index of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

The unmanaged S&P Healthcare Sector Composite is a capitalization-weighted index of all of the stocks in the S&P 500 Stock Index that are involved in the business of health care related products or services.

When comparing Alliance Health Care Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance Health Care Fund.

* Closest month-end after Fund's Class A share inception date of 8/27/99.


--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
June 30, 2000

INCEPTION DATE           PORTFOLIO STATISTICS
(Class A shares)         Net Assets ($mil): $250.8
8/27/99                  Median Market Capitalization ($mil): $40,938

COUNTRY BREAKDOWN
 2.09% Canada
 2.79% France
 4.88% Japan
 1.93% Switzerland                 [PIE CHART OMITTED]
 6.10% United Kingdom
76.39% United States
 5.82% Short-Term

INDUSTRY BREAKDOWN
19.64% Biotechnology
47.14% Drugs
11.51% Medical Products            [PIE CHART OMITTED]
15.89% Medical Services
 5.82% Short-Term

All data as of June 30, 2000. The Fund's country and industry breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


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6 o ALLIANCE HEALTH CARE FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2000

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
     Since Inception*              24.00%                    18.77%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
     Since Inception*              23.30%                    19.30%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
     Since Inception*              23.30%                    22.30%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund concentrates its investments in the health care and health sciences industries and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. The Fund's investments in small- to mid-capitalization companies have capitalization risks and may be more volatile than investments in larger companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception Date: 8/27/99 for all share classes.


--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 7

------------------------
INDUSTRY DIVERSIFICATION
------------------------

INDUSTRY DIVERSIFICATION
June 30, 2000

                                                                   Percent of
                                                   U.S. $ Value    Net Assets
--------------------------------------------------------------------------------
Biotechnology                                      $ 49,570,906         19.8%
--------------------------------------------------------------------------------
Drugs                                               118,996,869         47.4
--------------------------------------------------------------------------------
Medical Products                                     29,058,119         11.6
--------------------------------------------------------------------------------
Medical Services                                     40,098,066         16.0
--------------------------------------------------------------------------------
Total Investments*                                  237,723,960         94.8
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities             13,112,805          5.2
--------------------------------------------------------------------------------
Net Assets                                         $250,836,765        100.0%
--------------------------------------------------------------------------------

* Excludes short-term obligations.


--------------------------------------------------------------------------------
8 o ALLIANCE HEALTH CARE FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
June 30, 2000

                                                                     Percent of
Company                                           U.S. $ Value       Net Assets
--------------------------------------------------------------------------------
Pfizer, Inc.--A research based, global
   pharmaceutical company that discovers,
   develops, manufactures, and markets
   medicines for humans and animals. The
   company's products include prescription
   pharmaceuticals, non-prescription self
   medications, and animal health products
   such as anti-infective medicines and
   vaccines.                                     $  22,386,000             8.9%
--------------------------------------------------------------------------------
Schering-Plough Corp.--A worldwide
   pharmaceutical company that discovers and
   markets new therapies and treatment
   programs. The company's core product
   groups include allergy/respiratory, anti-
   infective/anticancer, dermatologicals,
   and cardiovasculars, as well as an animal
   health business. Shering-Plough also
   conducts health management programs and
   sells other consumer products.                   12,024,050             4.8
--------------------------------------------------------------------------------
Pharmacia Corp.--Researches, manufactures,
   and sells pharmaceuticals world-wide. The
   company's pharmaceuticals segment
   includes prescription products for humans
   and animals, bulk pharmaceuticals, and
   contract manufacturing. Pharmacia's
   agricultural products segment is
   comprised of agricultural chemicals,
   seeds, and genomics, as well as animal
   productivity and nutrition research.             10,328,920             4.1
--------------------------------------------------------------------------------
Medtronic, Inc.--Provides device-based therapies
   that restore health, extended life, and
   alleviate pain. The company's principal
   products include those for bradycardia
   pacing, tachyarrhythmia management,
   atrial fibrillation management, heart
   failure management, heart valve
   replacement, malignant and non-malignant
   pain, and movement disorders. Medtronic's
   products are sold worldwide.                     10,131,863             4.0
--------------------------------------------------------------------------------
Forest Laboratories, Inc.--Develops, manufactures,
   and sells both branded and genetic forms
   of ethical products which require a
   physician's prescription. The company
   also manufactures non-prescription
   pharmaceutical products sold
   over-the-counter, which are used for the
   treatment of a wide range of illnesses.
   The company's products are marketed in
   the United States and eastern Europe.             8,888,000             3.5
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   ALLIANCE HEALTH CARE FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

                                                                     Percent of
Company                                           U.S. $ Value       Net Assets
--------------------------------------------------------------------------------
MedImmune, Inc.--Develops and markets
   products that address medical needs in
   areas such as infectious diseases,
   transplantation medicine, autoimmune
   diseases, and cancer. The company
   currently sells Synagis, RespiGam, and
   CytoGam primarily in the United States.       $   8,713,500             3.5%
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.--Owns and manages
   organized health systems in the United
   States and internationally. The company
   provides employers products and resources
   to plan and administer employee benefit
   programs. UnitedHealth also serves the
   health needs of older Americans, provides
   specialized care services, and provides
   health care information and research to
   providers and payers.                             8,343,475             3.3
--------------------------------------------------------------------------------
American Home Products Corp.--Discovers,
   develops, manufactures, distributes, and
   sells pharmaceuticals, consumer health
   care products, and agricultural products.
   The company's products include branded
   and generic ethical pharmaceuticals,
   biologicals, nutritionals, animal
   biologicals and pharmaceuticals, and crop
   protection and pest control products.             7,995,875             3.2
--------------------------------------------------------------------------------
Genentech, Inc.--Discovers, develops,
   manufactures, and markets human
   pharmaceuticals. The company markets
   biotechnology products directly in the
   United States.                                    7,946,400             3.2
--------------------------------------------------------------------------------
Stryker Corp.--Develops, manufactures, and
   markets specialty surgical and medical
   products. The company's products include
   orthopedic implants, powered surgical
   instruments, endoscopic systems, and
   patient care and handling equipment for
   the global market. Stryker also provides
   outpatient physical therapy services in
   the United States.                                7,918,750             3.2
--------------------------------------------------------------------------------
                                                 $ 104,676,833            41.7%


--------------------------------------------------------------------------------
10 o ALLIANCE HEALTH CARE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2000

Company                                                  Shares    U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks-94.8%
Canada-2.1%
QLT, Inc. (ADR)(a) ............................          68,400   $   5,288,175
                                                                  -------------
France-2.8%
Sanofi-Synthelabo, SA .........................         148,300       7,049,402
                                                                  -------------
Japan-4.9%
Takeda Chemical Industries, Ltd. ..............          93,000       6,098,073
Yamanouchi Pharmaceutical Co., Ltd. ...........         114,000       6,218,475
                                                                  -------------
                                                                     12,316,548
                                                                  -------------
Switzerland-1.9%
Roche Holding AG (ADR) ........................          49,700       4,853,642
                                                                  -------------
United Kingdom-6.2%
AstraZeneca Group Plc.
   (ADR) ......................................         144,300       6,709,950
Glaxo Wellcome Plc.
   (ADR) ......................................          95,600       5,526,875
SmithKline Beecham Plc.
   (ADR) ......................................          48,500       3,161,594
                                                                  -------------
                                                                     15,398,419
                                                                  -------------
United States-76.9%
Affymetrix, Inc.(a) ...........................          29,600       4,887,700
American Home Products Corp. ..................         136,100       7,995,875
Amgen, Inc.(a) ................................          41,700       2,929,425
Bristol-Myers Squibb Co. ......................          72,700       4,234,775
Cardinal Health, Inc. .........................          49,200       3,640,800
CareInsite, Inc.(a) ...........................          35,360         632,060
Eli Lilly & Co. ...............................          67,100       6,701,612
Forest Laboratories, Inc.(a) ..................          88,000       8,888,000
Genentech, Inc.(a) ............................          46,200       7,946,400
Guidant Corp.(a) ..............................          89,600       4,435,200
HCA Health Care Corp. .........................          95,400       2,897,775
Health Management Associates, Inc. Series A(a)          467,700       6,109,331
Hooper Holmes, Inc. ...........................         457,600       3,660,800
Human Genome Sciences, Inc.(a) ................          41,300       5,508,388
IMS Health, Inc. ..............................         229,100       4,123,800
Johnson & Johnson .............................          61,800       6,295,875
MedImmune, Inc.(a) ............................         117,750       8,713,500
Medtronic, Inc. ...............................         203,400      10,131,863
Merck & Co., Inc. .............................          89,000       6,819,625
Millennium Pharmaceuticals, Inc.(a) ...........          42,200       4,721,125
ORATEC Interventions, Inc.(a) .................           4,000         133,500
PE Corp.-PE Biosystems Group ..................          78,000       5,138,250


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                   (000)    U.S. $ Value
--------------------------------------------------------------------------------

Pfizer, Inc. ..................................         466,375   $  22,386,000
Pharmacia Corp. ...............................         199,834      10,328,920
PRAECIS Pharmaceuticals, Inc.(a) ..............          20,400         568,650
Ribozyme Pharmaceuticals, Inc.(a) .............         149,900       3,869,294
Schering-Plough Corp. .........................         238,100      12,024,050
Stryker Corp. .................................         181,000       7,918,750
Sonic Innovations, Inc.(a) ....................           7,700         142,931
Tenet Healthcare Corp.(a) .....................         165,200       4,460,400
United HealthGroup, Inc.(a) ...................          97,300       8,343,475
Wellpoint Health Networks, Inc.(a) ............          86,000       6,229,625
                                                                  -------------
                                                                    192,817,774
                                                                  -------------
Total Common Stocks
   (cost $199,248,777) ........................                     237,723,960
                                                                  -------------

Time Deposit-5.8%
Societe Generale
   7.00%, 7/03/00
   (cost $14,700,000) .........................       $  14,700      14,700,000
                                                                  -------------

Total Investments-100.6%
   (cost $213,948,777) ........................                     252,423,960
Other assets less liabilities-(0.6)% ..........                      (1,587,195)
                                                                  -------------

Net Assets-100% ...............................                   $ 250,836,765
                                                                  =============

(a)   Non-income producing security.

      Glossary:
      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE HEALTH CARE FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2000

Assets
Investments in securities, at value (cost $213,948,777) ......    $ 252,423,960
Cash .........................................................           30,011
Receivable for capital stock sold ............................        2,462,639
Dividends and interest receivable ............................          107,812
Deferred offering costs ......................................           27,704
                                                                  -------------
Total assets .................................................      255,052,126
                                                                  -------------
Liabilities
Payable for investment securities purchased ..................        3,354,108
Payable for capital stock redeemed ...........................          274,789
Advisory fee payable .........................................          177,532
Distribution fee payable .....................................          153,244
Accrued expenses .............................................          255,688
                                                                  -------------
Total liabilities ............................................        4,215,361
                                                                  -------------
Net Assets ...................................................    $ 250,836,765
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $      20,308
Additional paid-in capital ...................................      211,024,567
Accumulated net investment loss ..............................         (547,427)
Accumulated net realized gain on investments and
  foreign currency transactions ..............................        1,864,070
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities ........       38,475,247
                                                                  -------------
                                                                  $ 250,836,765
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($55,411,871 / 4,467,421 shares of capital stock
  issued and outstanding) ....................................    $       12.40
Sales charge--4.25% of public offering price .................             0.55
                                                                  -------------
Maximum offering price .......................................    $       12.95
                                                                  =============
Class B Shares
Net asset value and offering price per share
  ($144,659,417 / 11,732,305 shares of capital stock
  issued and outstanding) ....................................    $       12.33
                                                                  =============
Class C Shares
Net asset value and offering price per share
  ($44,581,711 / 3,615,164 shares of capital stock
  issued and outstanding) ....................................    $       12.33
                                                                  =============
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($6,183,766 / 493,048 shares of capital stock issued
  and outstanding) ...........................................    $       12.54
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
August 27, 1999* to June 30, 2000

Investment Income
Dividends (net of foreign taxes withheld
   of $25,760) ..............................     $  1,000,352
Interest ....................................          544,852     $  1,545,204
                                                  ------------
Expenses
Advisory fee ................................        1,178,800
Distribution fee - Class A ..................           83,847
Distribution fee - Class B ..................          736,196
Distribution fee - Class C ..................          195,932
Transfer agency .............................          300,385
Amortization of offering costs ..............          141,295
Administrative ..............................          110,000
Custodian ...................................          108,577
Audit and legal .............................           74,280
Registration ................................           52,714
Repayment to Adviser (see Note B) ...........           42,000
Printing ....................................           39,342
Directors' fees .............................           22,182
Miscellaneous ...............................            2,118
                                                  ------------
Total expenses ..............................        3,087,668
Less: expenses waived by the Adviser
   (see Note B) .............................          (44,000)
                                                  ------------
Net expenses ................................                         3,043,668
                                                                   ------------
Net investment loss .........................                        (1,498,464)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on investment
   transactions .............................                         2,754,123
Net realized loss on foreign currency
   transactions .............................                           (49,641)
Net change in unrealized
   appreciation / depreciation of:
   Investments ..............................                        38,475,183
   Foreign currency denominated assets
   and liabilities ..........................                                64
                                                                   ------------
Net gain on investments .....................                        41,179,729
                                                                   ------------
Net Increase in Net Assets from
   Operations ...............................                      $ 39,681,265
                                                                   ============

*     Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE HEALTH CARE FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                    August 27,
                                                                     1999* to
                                                                  June 30, 2000
                                                                  =============
Increase (Decrease) in Net Assets from Operations
Net investment loss ..........................................    $  (1,498,464)
Net realized gain on investments and foreign currency
  transactions ...............................................        2,704,482
Net unrealized appreciation / depreciation of investments
  and foreign currency denominated assets and liabilities ....       38,475,247
                                                                  -------------
Net increase in net assets from operations ...................       39,681,265
Capital Stock Transactions
Net increase .................................................      211,055,200
                                                                  -------------
Total increase ...............................................      250,736,465
Net Assets
Beginning of period ..........................................          100,300
                                                                  -------------
End of period ................................................    $ 250,836,765
                                                                  =============

*     Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000

NOTE A

Significant Accounting Policies

Alliance Health Care Fund, Inc. (the "Fund") was organized as a Maryland corporation on April 30, 1999 and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund commenced operations on August 27, 1999. Prior to commencement of operations on August 27, 1999, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10 shares of each of Class A, Class B, and Class C and 10,000 shares of Advisor Class for the aggregate amount of $100 each on Class A, Class B, and Class C shares and $100,000 on the Advisor Class shares on July 14, 1999. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and


--------------------------------------------------------------------------------
16 o ALLIANCE HEALTH CARE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and forward exchange currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization and Offering Expenses

Organization expenses of $42,000 were charged to the Fund as incurred prior to commencement of operations and reimbursed by the Adviser. Offering expenses of $174,200 have been deferred and are being amortized on a straight-line basis over a one year period.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. Income and Expenses

All income earned and expenses in-


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

curred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency losses, net operating losses and nondeductible offering and organizational expenses, resulted in a net decrease in accumulated net investment loss, and a corresponding decrease in accumulated net realized gain on investments and foreign currency transactions and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .95 % of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated July 13, 1999, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from April 30, 1999 (date of organization of the Fund) to August 31, 2000, exceeding the annual rate of 2.50% of average daily net assets for Class A shares, 3.20% of average daily net assets for Class B shares and Class C shares and 2.20% of average daily net assets for Advisor Class shares. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than August 31, 2002, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. During the period ended June 30, 2000, the Fund repaid $42,000 of such previously waived and reimbursed expenses to the Adviser.


--------------------------------------------------------------------------------
18 o ALLIANCE HEALTH CARE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Pursuant to the advisory agreement, the Fund paid $66,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the period ended June 30, 2000. In addition, the Adviser has agreed to waive an additional $44,000 for these services for the period ended June 30, 2000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $187,987 for the period ended June 30, 2000.

For the period ended June 30, 2000, the Fund's expenses were reduced by $11,318 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $49,441 from the sales of Class A shares and $10,400, $220,114 and $23,044 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the period ended June 30, 2000.

Brokerage commissions paid on investment transactions for the period ended June 30, 2000, amounted to $243,107, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $4,469,779 and $392,487 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $229,807,527 and $33,312,873, respectively, for the period ended June 30, 2000. There were no purchases or sales of U.S. government or government agency obligations for the period ended June 30, 2000.

At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $46,113,197 and gross unrealized depreciation of investments was $7,638,014 resulting in net unrealized appreciation of $38,475,183, (excluding foreign currency transactions).

The Fund incurred and elected to defer post-October currency losses of $26,165 for the period ended June 30, 2000.

Forward Exchange Currency Contracts

The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 2000, the Fund had no outstanding forward exchange currency contracts.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.


--------------------------------------------------------------------------------
20 o ALLIANCE HEALTH CARE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Transactions in capital stock were as follows:

                                               ---------------   --------------
                                                   Shares            Amount
                                               ---------------   --------------
                                                    August 27,       August 27,
                                                      1999* to         1999* to
                                                 June 30, 2000    June 30, 2000
                                               ---------------   --------------
Class A
Shares sold                                          5,937,308    $  62,164,703
--------------------------------------------------------------------------------
Shares redeemed                                     (1,469,897)     (15,581,070)
--------------------------------------------------------------------------------
Net increase                                         4,467,411    $  46,583,633
================================================================================

Class B
Shares sold                                         12,896,989    $ 133,894,116
--------------------------------------------------------------------------------
Shares redeemed                                     (1,164,694)     (12,534,628)
--------------------------------------------------------------------------------
Net increase                                        11,732,295    $ 121,359,488
================================================================================

Class C
Shares sold                                          4,010,691    $  42,260,644
--------------------------------------------------------------------------------
Shares redeemed                                       (395,537)      (4,187,493)
--------------------------------------------------------------------------------
Net increase                                         3,615,154    $  38,073,151
================================================================================

Advisor Class
Shares sold                                            593,013    $   6,207,876
--------------------------------------------------------------------------------
Shares redeemed                                       (109,965)      (1,168,948)
--------------------------------------------------------------------------------
Net increase                                           483,048    $   5,038,928
================================================================================

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended June 30, 2000.

* Commencement of operations.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     -----------     ----------
                                                       Class A         Class B
                                                     -----------     ----------
                                                      August 27,     August 27,
                                                      1999(a) to     1999(a) to
                                                        June 30,       June 30,
                                                            2000           2000
                                                     --------------------------
Net asset value, beginning of period .............   $     10.00     $   10.00
                                                     --------------------------
Income From Investment Operations
Net investment loss(b)(c) ........................          (.06)         (.13)
Net realized and unrealized gain on
  investments and foreign currency transactions ..          2.46          2.46
                                                     --------------------------
Net increase in net asset value from operations ..          2.40          2.33
                                                     --------------------------
Net asset value, end of period ...................   $     12.40     $   12.33
                                                     ==========================
Total Return
Total investment return based on net asset
  value(d) ......................................          24.00%        23.30%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)........    $    55,412     $ 144,659
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e).....           1.92%         2.64%
  Expenses, before waivers/reimbursements(e).....           1.96%         2.67%
  Net investment loss, net of waivers/
    reimbursements(e) ...........................           (.67)%       (1.40)%
Portfolio turnover rate..........................             26%           26

See footnote summary on page 23.


--------------------------------------------------------------------------------
22 o ALLIANCE HEALTH CARE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     -----------     ----------
                                                                       Advisor
                                                       Class C          Class
                                                     -----------     ----------
                                                      August 27,     August 27,
                                                      1999(a) to     1999(a) to
                                                        June 30,       June 30,
                                                            2000           2000
                                                     --------------------------
Net asset value, beginning of period ............    $     10.00     $   10.00
                                                     --------------------------
Income From Investment Operations
Net investment loss(b)(c) .......................           (.12)         (.03)
Net realized and unrealized gain on investments
  and foreign currency transactions .............           2.45          2.57
                                                     --------------------------
Net increase in net asset value from operations .           2.33          2.54
                                                     --------------------------
Net asset value, end of period ..................    $     12.33     $   12.54
                                                     ==========================
Total Return
Total investment return based on net asset
  value(d) ......................................          23.30%        25.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .......    $    44,582     $   6,184
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e) ....           2.63%         1.61%
  Expenses, before waivers/reimbursements(e) ....           2.67%         1.65%
  Net investment loss, net of waivers/
    reimbursements(e) ...........................          (1.38)%        (.36)%
Portfolio turnover rate .........................             26%           26%

(a)   Commencement of operations.
(b)   Based on average shares outstanding.
(c)   Net of expenses waived and reimbursed by the Adviser.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(e)   Annualized.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 23

----------------
AUDITOR'S REPORT
----------------

REPORT OF INDEPENDENT ACCOUNTANTS

To The Board of Directors
and Shareholders of
Alliance Health Care Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Health Care Fund, Inc. (the "Fund") at June 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period August 27, 1999 (commencement of operations) through June 30, 2000, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
August 8, 2000


--------------------------------------------------------------------------------
24 o ALLIANCE HEALTH CARE FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

equity

Another term for stock.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 25

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with nearly $388 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 29 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 282 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/00.


--------------------------------------------------------------------------------
26 o ALLIANCE HEALTH CARE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 27

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Norman Fidel, Senior Vice President
Thomas J. Bardong, Vice President
Russel Brody, Vice President
Matthew Murray, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
28 o ALLIANCE HEALTH CARE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

The Spain Fund
ACM Municipal Securities Income Fund
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Government Opportunity Fund
ACM Managed Income Fund
The Southern Africa Fund
The Austria Fund
Alliance World Dollar Government Fund
ACM Managed Dollar Income Fund
The Korean Investment Fund
Alliance World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                  ALLIANCE HEALTH CARE FUND o 29

Alliance Health Care Fund                                        ---------------
1345 Avenue of the Americas                                         BULK RATE
New York, NY 10105                                                U.S. POSTAGE
(800) 221-5672                                                        PAID
                                                                  New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

  AllianceCapital [LOGO](R)
  The Investment Professionals Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

HCFAR600